UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2023 (May 31, 2023)

CXApp Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39642	85-2104918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Four Palo Alto Square, Suite 200 3000 El Camino Real Palo Alto, CA	94306
(Address of principal executive offices)	(Zip Code)

(650) 575-4456

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	CXAI	The Nasdaq Stock Market LLC
Warrants to purchase common stock	CXAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Financial Officer and Appointment of Interim Chief Financial Officer

On May 31, 2023, Michael Angel provided formal notice of his resignation as Chief Financial Officer of CXApp Inc. (the “Company”). Effective June 5, 2023, Mr. Angel's tenure as Chief Financial Officer concluded, and his employment with the Company will cease to be in an executive capacity. Mr. Angel will continue to remain employed as a non-executive employee of the Company until June 30, 2023.

Mr. Angel’s resignation was for personal reasons and not a result of a disagreement relating to the Company’s operations, policies or practices.

The Board of Directors of the Company approved, effective as of June 5, 2023, the appointment of Khurram P. Sheikh, the current Chief Executive Officer, as Interim Chief Financial Officer of the Company.

The Company has initiated the process of identifying a qualified individual to assume the role of Chief Financial Officer and is actively seeking a suitable candidate to fill the vacancy.

Appointment of Chief Technology Officer

Effective June 6, 2023, Naresh Soni was appointed to serve as Chief Technology Officer of the Company. Prior to joining the Company, Mr. Soni has been involved in ground-breaking artificial intelligence (AI) and augmented reality (AR) innovations across the technology sector with leading technology companies like Nokia, AT&T Bell Labs and IBM, and also held the position of Chief Technology Officer of Interdigital, Inc. Mr. Soni holds a Master of Science in Electrical and Computer Engineering from the University of Texas, Austin and has completed the executive management program on innovation from the MIT Sloan School of Management.

Item 7.01 Regulation FD Disclosure

On June 6, 2023, the Company issued a press release announcing the appointment of its new Chief Technology Officer, a copy of which is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is furnished with this Form 8-K:

Exhibit No.	Description of Exhibit
99.1	Press Release, dated June 6, 2023

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CXApp Inc.

Date: June 6, 2023	By:	/s/ Khurram P. Sheikh
	Name:	Khurram P. Sheikh
	Title:	Chairman and Chief Executive Officer

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